UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2022

M&T BANK CORPORATION

(Exact name of registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)

1-9861	16-0968385
(Commission File Number)	(I.R.S. Employer Identification No.)

One M&T Plaza, Buffalo, New York	14203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 635-4000

(NOT APPLICABLE)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Common Stock, $.50 par value	MTB	New York Stock Exchange
Perpetual Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series H	MTBPrH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective November 15, 2022, the Board of Directors (the “Board”) of M&T Bank Corporation (“M&T”) approved and adopted its Restated Certificate of Incorporation and Amended and Restated Bylaws. On November 16, 2022, M&T filed with the New York Department of State its Restated Certificate of Incorporation.

The Restated Certificate of Incorporation was adopted in order to (i) eliminate all matters set forth in M&T’s restated certificate of incorporation with respect to the four series of M&T preferred stock designated respectively as (a) the Fixed Rate Cumulative Perpetual Preferred Stock, Series A, (b) the Series B Mandatory Convertible Non-Cumulative Preferred Stock, (c) the Fixed Rate Cumulative Perpetual Preferred Stock, Series C, and (d) the Perpetual 6.875% Non-Cumulative Preferred Stock, Series D, in the case of each such series, no shares of which are outstanding and no shares of which will be issued, (ii) change the post office address to which the Secretary of State will mail a copy of any process against M&T served upon him, and (iii) restate M&T’s restated certificate of incorporation as heretofore amended.

The Amended and Restated Bylaws were adopted in order to (i) update throughout M&T’s amended and restated bylaws with references to the Compensation and Human Capital Committee and/or the Nomination and Governance Committee of the Board, where appropriate, (ii) update a reference in Section 2 of Article X of M&T’s amended and restated bylaws to the appropriate section of the Business Corporation Law of New York, and (iii) restate M&T’s amended and restated bylaws as heretofore amended.

The foregoing description of the Restated Certificate of Incorporation and Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Restated Certificate of Incorporation and Amended and Restated Bylaws which are filed as Exhibits 3.1 and 3.2 to this Current Report and are incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed as part of this Current Report:

Exhibit No.	Description of Filed Exhibit

3.1	Restated Certificate of Incorporation of M&T Bank Corporation, effective as of November 16, 2022

3.2	Amended and Restated Bylaws of M&T Bank Corporation, effective as of November 15, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M&T BANK CORPORATION

By	/s/ Laura O’Hara
Name:	Laura O’Hara
Title:	Senior Executive Vice President and Chief Legal Officer

Date: November 18, 2022

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